UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2019

JEFFERIES FINANCIAL GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721 (Commission File Number)	13-2615557 (I.R.S. Employer Identification No.)

520 Madison Avenue New York, New York (Address of Principal Executive Offices)	10022 (Zip Code)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On January 10, 2019, we issued a press release announcing financial results for the quarter and year ended November 30, 2018.  Also included in that release are the financial results for the quarter and year ended November 30, 2018 of Jefferies Group LLC.  A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information provided in this Item 2.02, including Exhibit 99, is intended to be "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01(d). Exhibits

Exhibit No.    Description

99        Press Release issued by Jefferies Financial Group Inc. on January 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2019

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Teresa S. Gendron
Name:	Teresa S. Gendron
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Exhibit

99            Press Release dated January 10, 2019